Apollo Global Management, Inc. First Quarter 2023 Earnings

1Q'23 Per Share LTM 1Q'23 Per Share GAAP Financial Measures ($ in millions, except per share amounts) Net Income Attributable to Apollo Global Management, Inc. Common Stockholders $1,010 $1.67 Segment and Non-GAAP Financial Measures ($ in millions, except per share amounts) Fee Related Earnings (“FRE”) $397 $0.67 $1,497 $2.51 Spread Related Earnings (“SRE”) $688 $1.15 $2,483 $4.15 Fee and Spread Related Earnings $1,085 $1.82 $3,980 $6.65 Principal Investing Income (“PII”) $8 $0.01 $105 $0.17 Adjusted Net Income ("ANI") $845 $1.42 $3,174 $5.31 Assets Under Management ($ in billions) Total Assets Under Management (“AUM”) $598 Fee-Generating AUM (“FGAUM”) $445 1Q'23 LTM 1Q'23 Business Drivers ($ in billions) Inflows $57 $154 Gross Capital Deployment $33 $150 Debt Origination $18 $85 First Quarter 2023 Financial Highlights • GAAP Net Income Attributable to Apollo Global Management, Inc. Common Stockholders was $1,010 million for the quarter ended March 31, 2023, or $1.67 per share • Apollo's primary non-GAAP earnings metric, Adjusted Net Income, which represents the sum of FRE, SRE, and PII, less HoldCo interest and other financing costs and taxes, totaled $845 million, or $1.42 per share, for the first quarter Note: 2022 amounts throughout this document have been retrospectively adjusted in accordance with the requirements of the adoption guidance of the accounting standard relating to Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”). This presentation contains non-GAAP financial information and defined terms which are described on pages 32 to 36. The non-GAAP financial information contained herein is reconciled to GAAP financial information on pages 27 to 31. Per share calculations are based on end of period Adjusted Net Income Shares Outstanding. LTM 1Q'23 per share amounts represent the sum of the last four quarters. See page 22 for the share reconciliation. “NM” as used throughout this presentation indicates data has not been presented as it was deemed not meaningful, unless the context otherwise provides. 1

(In millions, except per share amounts) 1Q'22 4Q'22 1Q'23 Revenues     Asset Management     Management fees $336 $403 $414 Advisory and transaction fees, net 66 157 155 Investment income (loss) 701 321 452 Incentive fees 6 10 15   Retirement Services     Premiums 2,110 869 96 Product charges 166 193 198 Net investment income 1,731 2,481 2,612 Investment related gains (losses) (4,230) 105 1,065 Revenues of consolidated variable interest entities (21) 292 281 Other revenues (3) 10 13   Total Revenues 862 4,841 5,301 Expenses Asset Management     Compensation and benefits (734) (514) (670) Interest expense (32) (30) (31) General, administrative and other (148) (210) (197)   Retirement Services     Interest sensitive contract benefits 99 (1,119) (1,289) Future policy and other policy benefits (2,184) (1,235) (466) Market risk benefits remeasurement gains (losses) 622 (32) (346) Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired (98) (126) (138) Policy and other operating expenses (309) (387) (437)   Total Expenses (2,784) (3,653) (3,574) Other Income (Loss) – Asset Management Net gains (losses) from investment activities 34 1 (2) Net gains (losses) from investment activities of consolidated variable interest entities 367 29 34 Other income (loss), net (23) 12 32 Total Other Income (Loss) 378 42 64 Income (loss) before income tax (provision) benefit (1,544) 1,230 1,791 Income tax (provision) benefit 485 (223) (253) Net income (loss) (1,059) 1,007 1,538 Net (income) loss attributable to non-controlling interests 658 (367) (528) Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $(401) $640 $1,010       Earnings (Loss) per share Net income (loss) attributable to Common Stockholders - Basic $(0.70) $1.06 $1.67 Net income (loss) attributable to Common Stockholders - Diluted $(0.70) $1.06 $1.66 Weighted average shares outstanding – Basic 586 583 584 Weighted average shares outstanding – Diluted 586 583 584 GAAP Income Statement (Unaudited) 2

First Quarter 2023 Business Highlights Solid first quarter results amid a volatile market backdrop • Record quarterly FRE of $397 million driven by solid management fee growth and strong capital solutions fees • SRE of $688 million driven by growth in Athene's portfolio and continued attractive net spread profitability • Together, FRE and SRE of $1.1 billion in the first quarter showcase the resilient and growing earnings power of the Asset Management and Retirement Services businesses • Total AUM of $598 billion benefited from inflows of $57 billion in the first quarter Executing on three strategic growth pillars • Origination: Continued to build upon platform asset origination capabilities with the launch of Atlas SP Partners ("Atlas"), an asset-backed financing platform, in connection with the acquisition of the Securitized Products Group from Credit Suisse • Global Wealth: Continue to expand holistic suite of products tailored for individual investors, with six perpetual capital products currently in the market, while also focusing on broadening geographic distribution reach • Capital Solutions: Generated near-record quarterly fee revenue as Apollo's capital solutions capabilities are expanding in breadth and becoming increasingly integrated with capital deployment activity across the platform ✓ ✓ 3

($ in millions, except per share amounts) 1Q'22 4Q'22 1Q'23 LTM 1Q'22 LTM 1Q'23 Management fees $505 $561 $577 $1,929 $2,206 Capital solutions fees and other, net 64 142 138 307 488 Fee-related performance fees 14 26 27 62 85 Fee-related compensation (175) (198) (211) (674) (790) Non-compensation expenses (98) (137) (134) (349) (492) Fee Related Earnings $310 $394 $397 $1,275 $1,497 Net investment spread 845 905 921 — 3,286 Other operating expenses (109) (127) (124) — (477) Interest and other financing costs (62) (80) (109) — (326) Spread Related Earnings $674 $698 $688 $— $2,483 Fee and Spread Related Earnings $984 $1,092 $1,085 $— $3,980 Principal Investing Income $187 $27 $8 $1,233 $105 Segment Income $1,171 $1,119 $1,093 $— $4,085 HoldCo interest and other financing costs1 (39) (19) (21) — (104) Taxes and related payables (215) (197) (227) — (807) Adjusted Net Income $917 $903 $845 $— $3,174 ANI per share $1.53 $1.51 $1.42 $— $5.31 Note: Amounts for Spread Related Earnings on this page and subsequent pages are not presented for periods prior to the closing of the merger with Athene on January 1, 2022. 1. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. Total Segment Earnings 4

($ in millions, except per share amounts) 1Q'22 4Q'22 1Q'23 LTM 1Q'22 LTM 1Q'23 Management fees $505 $561 $577 $1,929 $2,206 Capital solutions fees and other, net 64 142 138 307 488 Fee-related performance fees 14 26 27 62 85 Fee-related compensation (175) (198) (211) (674) (790) Non-compensation expenses (98) (137) (134) (349) (492) Fee Related Earnings $310 $394 $397 $1,275 $1,497 Net investment spread 845 905 921 — 3,286 Other operating expenses (109) (127) (124) — (477) Interest and other financing costs (62) (80) (109) — (326) Normalization of alternative investment income to 11%1 (151) 14 148 — 379 Other notable items2 — 35 (25) — (41) Spread Related Earnings - Normalized3 $523 $747 $811 $— $2,821 Fee and Spread Related Earnings - Normalized3 $833 $1,141 $1,208 $— $4,318 Principal Investing Income $187 $27 $8 $1,233 $105 Segment Income - Normalized $1,020 $1,168 $1,216 $— $4,423 HoldCo interest and other financing costs (39) (19) (21) — (104) Taxes and related payables (183) (207) (253) — (878) Adjusted Net Income - Normalized $798 $942 $942 $— $3,441 ANI per share - Normalized $1.33 $1.57 $1.58 $— $5.75 Total Segment Earnings - Normalizing Spread Related Earnings 1. See page 13 for more information on normalization of alternative investment income. 2. Other notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 3. Spread Related Earnings - Normalized reflects adjustments to exclude notable items and normalize alternative income to an 11% long-term return. 5

Segment Details

($ in millions, except per share amounts) 1Q'22 4Q'22 1Q'23 % Change vs. 1Q'22 LTM 1Q'22 LTM 1Q'23 % Change vs. LTM 1Q'22 Management Fees Yield $333 $374 $379 13.8% $1,224 $1,462 19.4% Hybrid 48 57 57 18.8% 194 220 13.4% Equity1 124 130 141 13.7% 511 524 2.5% Total management fees 505 561 577 14.3% 1,929 2,206 14.4% Capital solutions fees and other, net 64 142 138 115.6% 307 488 59.0% Fee-related performance fees 14 26 27 92.9% 62 85 37.1% Fee Related Revenues $583 $729 $742 27.3% $2,298 $2,779 20.9% Fee-related compensation (175) (198) (211) 20.6% (674) (790) 17.2% Non-compensation expenses2 (98) (137) (134) 36.7% (349) (492) 41.0% Fee Related Earnings $310 $394 $397 28.1% $1,275 $1,497 17.4% FRE Per Share3 $0.52 $0.66 $0.67 28.8% $2.68 $2.51 NM FRE Margin 53.1% 54.1% 53.5% 55.5% 53.9% FRE Compensation Ratio 30.0% 27.1% 28.4% 29.3% 28.4% • Management fees increased 14% year-over-year driven by robust growth from Retirement Services clients, strong third-party Asset Management fundraising, build out of Apollo's Global Wealth product suite, and solid capital deployment • Capital solutions fees remained strong amid a difficult backdrop for broader capital markets activity, as Apollo Capital Solutions is playing an increasingly important role in the growth of debt origination and capital deployment across the platform • Fee related expenses increased year-over-year, reflecting previously communicated re-basing of cost structure to support the firm’s growth plans Asset Management Segment 1. Equity management fees in 1Q'23 included $3.3 million related to Fund X catch-up management fees. 2. Non-compensation expenses include placement fees of $1.5 million and $4.3 million, respectively, for 1Q'23 and LTM 1Q'23. 3. Per share amounts for Fee Related Earnings on this page and subsequent pages may not be comparable to periods prior to the closing of the merger with Athene on January 1, 2022. 7

Total AUM ($bn) Fee-Generating AUM ($bn) • Total AUM increased $85 billion, or 17%, year-over-year primarily driven by $103 billion of inflows from Asset Management and $51 billion of inflows from Retirement Services, partially offset by $39 billion of outflows, including $25 billion of outflows at Athene, $25 billion of realization activity, and modest mark- to-market depreciation, primarily driven by Athora • Fee-Generating AUM increased $69 billion, or 18%, year-over-year primarily driven by strong organic growth at Athene, $20 billion related to an investment management agreement for Atlas, and fundraising across a variety of Asset Management strategies, primarily offset by outflows at Athene • Approximately 57% of Apollo’s total AUM is comprised of perpetual capital, which is highly scalable and does not rely on cyclical fundraising $461 $513 $598 $329 $373 $438 $45 $54 $59 $87 $86 $101 Yield Hybrid Equity 1Q'21 1Q'22 1Q'23 $345 $376 $445 $281 $311 $368 $18 $24 $28 $45 $41 $48 Yield Hybrid Equity 1Q'21 1Q'22 1Q'23 Perpetual Capital AUM ($bn) $269 $302 $341 $186 $218 $248 $62 $55 $51$21 $29 $42 Athene Athora Other 1Q'21 1Q'22 1Q'23 8 Asset Management: Assets Under Management Note: AUM totals may not add due to rounding. Effective 1Q'23, Perpetual Capital AUM includes Apollo Diversified Real Estate Fund and Apollo Diversified Credit Fund, which have been advised by Apollo since 2Q'22. Applicable periods have been recast to conform to this change. 1. Other includes MidCap Financial ($13 billion), Apollo Commercial Real Estate Finance, Inc. ($10 billion), Apollo Diversified Real Estate Fund/Apollo Diversified Credit Fund ($8 billion), Apollo Debt Solutions BDC ($6 billion), MidCap Financial Investment Corporation ($3 billion), Apollo Senior Floating Rate Fund/Apollo Tactical Income Fund ($1 billion), and other AUM related to a publicly traded business development company ($2 billion), among others. AUM related to Apollo Debt Solutions and the publicly traded business development company is as of December 31, 2022. 1

$75 $65 $57 $131 $128 $154 $25 $32 $31 $38 $71 $60 $6 $43 $13 $18 $28 $37 $48 $48 $27 $7 $72 Asset Management Retirement Services 2018 2019 2020 2021 2022 LTM 1Q'23 • Robust total gross inflows of $57 billion during the first quarter and $154 billion over the last twelve months • Inflows from Asset Management clients of $45 billion in the first quarter included $37 billion related to Atlas, incremental capital for the second vintage of Apollo / Athene Dedicated Investment Program ("ADIP II"), Fund X, and the fourth vintage of European Principal Finance ("EPF IV"), inflows into credit-focused separately managed accounts, fundraising, and inflows across Global Wealth-focused products, including Apollo Aligned Alternatives ("AAA") • Inflows from Retirement Services of $12 billion in the first quarter were primarily driven by record quarterly retail annuity sales at Athene ($ in billions) Asset Management: Inflows inorganic 9 $36 $34 $57 $28 $18 $21 $14 $8 $6 $37 $12 $13 $11 $12 $3 Asset Management Retirement Services 2Q'22 3Q'22 4Q'22 1Q'23 inorganic Note: Inflows from Retirement Services includes organic and inorganic inflows from Athene, as detailed on Slide 11, as well as inorganic inflows from Athora. inorganic inorganic

• Spread related earnings increased 2% year-over-year in the first quarter despite less appreciation within the alternatives portfolio, which returned 6.1% on an annualized basis versus 16.6% in the first quarter of 2022 • Adjusting for other notable items and a normalized alternative investment return, normalized SRE grew 55% year-over-year driven by solid growth in net invested assets and greater net spread, which expanded due to increasing floating rate income and continued profitable growth of the business ($ in millions, except per share amounts) 1Q'22 4Q'22 1Q'23 % Change vs. 1Q'22 LTM 1Q'22 LTM 1Q'23 % Change vs. LTM 1Q'22 Fixed income and other investment income, net $1,207 $1,727 $1,957 62% $— $6,456 NM Alternative investment income, net 448 322 185 (59)% — 943 NM Strategic capital management fees 12 14 14 17% — 55 NM Cost of funds (822) (1,158) (1,235) 50% — (4,168) NM Net Investment Spread 845 905 921 9% — 3,286 NM Other operating expenses (109) (127) (124) 14% — (477) NM Interest and other financing costs1 (62) (80) (109) 76% — (326) NM Spread Related Earnings $674 $698 $688 2% $— $2,483 NM SRE per share $1.12 $1.17 $1.15 3% $— $4.15 NM Normalization of alternative investment income to 11% (151) 14 148 NM — 379 NM Other notable items2 — 35 (25) NM — (41) NM Spread Related Earnings - Normalized3 $523 $747 $811 55% $— $2,821 NM SRE per share - Normalized $0.87 $1.25 $1.36 56% $— $4.72 NM Net Spread 1.49% 1.42% 1.36% (13)bps —% 1.28% NM Normalized Net Spread3 1.16% 1.52% 1.61% 45bps —% 1.45% NM Retirement Services Segment Note: 2022 amounts for Spread Related Earnings have been retrospectively adjusted in accordance with the requirements of the adoption guidance of the accounting standard relating to LDTI. 1. Athene issued $400 million of 6.65% senior unsecured debt on November 21, 2022 and $500 million of fixed-rate reset preferred stock on December 12, 2022 with initial dividend paid on March 30, 2023. 2. Other notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 3. Spread Related Earnings – Normalized and Normalized Net Spread reflect adjustments to exclude notable items and normalize alternative income to an 11% long-term return. 10

1. Funding agreements are comprised of funding agreements issued under funding agreement backed notes (“FABN”) and funding agreement backed repurchase agreements (“FABR”) programs, funding agreements issued to the Federal Home Loan Bank (“FHLB”) and long term repurchase agreements. 2. For periods prior to 2022, SRE represents Athene’s historically reported adjusted operating income available to common shareholders excluding the change in fair value of Apollo Operating Group Units, equity based compensation related to Athene’s long-term incentive plan, and operating income tax. Normalized SRE excludes notable items and normalizes alternative income to an 11% long-term return. Retirement Services: Strong Growth Profile Athene Organic Inflows Spread Related Earnings — Normalized2 $3 $9 $13 $28 $48 $12 3 5 7 8 21 9 4 2 6 6 23 6 11 8 10 2014 2016 2018 2020 2022 1Q'23 ~16x ($ in billions) Retail: Fourth consecutive quarter of record annuity sales, driven by continued strong demand for high- yielding products with principal protection and ongoing distribution expansion into financial institutions Flow Reinsurance: Strong first quarter inflows driven by existing US partnerships and expanding relationships with Japanese clients Pension Group Annuities: Subdued industry activity in the first quarter, though the pipeline is healthy, including a recently announced ~$8 billion solution for a blue-chip client Funding Agreements1: First quarter activity driven by two transactions with the FHLB, while spread backdrop to issue FABNs remains challenged ~95% correlation between as-reported SRE and FRE ~95% correlation between normalized SRE and FRE $879 $893 $961 $1,061 $1,380 $1,463 $1,367 $1,848 $2,552 $2,821 FRE Normalized SRE 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM 1Q'23 11 ($ in millions)

1.52% 0.33% (0.25)% 0.01% 1.61% 4Q'22 1Q'23 1.42% 0.37% (0.31)% (0.13)% 0.01% 1.36% 4Q'22 1Q'23 Investment Portfolio Highlights Retirement Services Net Spread Bridge (QoQ) Normalized Retirement Services Net Spread Bridge (QoQ) • 96% of Athene’s fixed income portfolio1 is invested in investment grade assets • 20% or $42 billion of Athene’s portfolio2 is invested in floating rate assets, 13% or $27 billion net of floating rate liabilities3 • Apollo Asset Management aims to generate 30 to 40 basis points of asset outperformance across Athene's portfolio • Target asset classes which generate illiquidity or structuring premium such as CLOs and ABS, not incremental credit risk • CRE investments virtually all debt (i.e. not equity) and well-suited for Athene's long duration liability profile - more information can be found on Athene's website here • Focus on directly originated, senior secured loans where control of origination results in better risk-adjusted return • Historical annual credit losses across total portfolio of only 9 basis points over the past five years compared to 14 basis points for the industry4 Increasing income from higher interest rates, rising new money yields, and other favorability Higher cost of funds on floating rate liabilities and new business/ financing costs Increasing income from higher interest rates, rising new money yields, and other favorability Higher cost of funds on floating rate liabilities and new business/ financing costs Lower operating expenses Retirement Services: Portfolio & Spread Highlights 1. As of March 31, 2023, 96% of $119 billion of available for sale securities designated NAIC 1 or 2. 2. Defined as Athene's net invested assets, which totaled $207 billion, as of March 31, 2023. 3. Floating rate liabilities at notional were approximately $15 billion, or approximately 7% of Athene's net invested assets, as of March 31, 2023. 4. Represents U.S. statutory impairments per SNL Financial as of December 31, 2022 (2018 - 2022). Industry average includes AEL, AIG, AMP, BHF, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. For Athene, U.S. statutory data adjusted to include impairments and assets in Bermuda. 12 Lower operating expenses Lower Alts return

Highly Diversified and Strategic • Athene’s $12.1 billion alternatives portfolio accounts for 6% of net invested assets • Growth of alternative investments with overall portfolio growth provides dry powder to seed and co-invest in Apollo-managed funds, continue building Apollo's front-end origination ecosystem, and strategically invest in the retirement services marketplace O t h e r Equity Hybrid Yield 48% Apollo and Other Fund Investments1 Strategic Origination Platforms Strategic Retirement Services Platforms 9% Traditional PE Alts Portfolio Composition 20% 21% 7% Retirement Services: Alternative Investment Portfolio Note: Nearly 90% of Athene's alternative investments are valued without a lag. 1. Yield, Hybrid, and Equity buckets include third-party investments. 2. Other includes CLO equities, royalties and cash. 3. Alternatives performance is presented net of investment management fees and quarterly results are annualized. 29% 20% 3% Other2 Normalizing Alts Return is Appropriate and Conservative • Over the past 10 years, Athene’s alternative investment portfolio has returned ~12% annually, on average • Historical returns have been less volatile than the broader equity market, with only two negative return quarters over the trailing 26 quarters vs. five for the S&P 500 • More recently, Athene’s alternative portfolio has returned more than 13% over the trailing 3-year period 13.3% 11.6% 11.8% 6.1% Historical Alt Investment Performance3 Trailing 3-Yr Avg Trailing 5-Yr Avg Long-Term Avg 1Q'23 2020 - 2022 2018 - 2022 2013 - 2022 vs. 11% Normalized Return Athene’s alternative investment portfolio is constructed to produce a risk / reward outcome that is non-binary and less volatile than “pure equity” exposure 13

• Realized performance fees of $164 million were relatively light as monetization activity from sizeable flagship private equity funds (Fund VIII & IX) was prudently delayed amid equity market volatility • Compensation ratio of 79% for the twelve months ended March 31, 2023 reflects a period of lower realized performance fees and is expected to normalize to previously communicated long-term average target of 60-70%1 once realized performance fees increase to normalized levels ($ in millions, except per share amounts) 1Q'22 4Q'22 1Q'23 % Change vs. 4Q'22 LTM 1Q'22 LTM 1Q'23 % Change vs. LTM 1Q'22 Realized performance fees $127 $224 $164 29.1% $1,609 $632 (60.7)% Realized investment income 226 5 28 (87.6)% 633 132 (79.1)% Realized principal investing compensation (156) (184) (170) 9.0% (964) (599) (37.9)% Other operating expenses (10) (18) (14) 40.0% (45) (60) 33.3% Principal Investing Income $187 $27 $8 (95.7)% $1,233 $105 (91.5)% PII Per Share2 $0.31 $0.05 $0.01 (96.8)% $2.67 $0.17 NM PII Compensation Ratio 44.1% 80.0% 88.7% 43.0% 78.5% Principal Investing Segment 14 1. Long-term average expected PII compensation ratio level of 60-70% is illustrative, based on a variety of assumptions and subject to certain risks and uncertainties. Actual results may differ materially. 2. Per share amounts for Principal Investing Income on this page may not be comparable to periods prior to the closing of the merger with Athene on January 1, 2022.

$62 $44 $77 Yield Hybrid Equity • Performance Fee-Eligible AUM of $184 billion increased 20% year-over-year primarily due to third-party Asset Management fundraising • Performance Fee-Generating AUM of $114 billion increased 18% year-over-year due to positive investment performance in equity and yield strategies • Dry powder was $52 billion as of quarter-end, including $39 billion of dry powder with future management fee potential Performance Fee-Eligible AUM ($bn) Performance Fee-Generating AUM ($bn) Dry Powder ($bn) $49 $22 $43 Yield Hybrid Equity $12 $12 $28 Yield Hybrid Equity $52bn $114bn$184bn Note: AUM and Dry Powder totals may not add due to rounding. Dry Powder includes capital available for investment included within performance fee-eligible AUM as well as capital available for investment which does not earn any performance fees. Performance Fee AUM and Dry Powder 15

Investment Performance Highlights Net Accrued Performance Fee Receivable2 (QoQ) Appreciation / gross returns 1Q'23 LTM 1Q'23 Yield Corporate Credit1 3.3% 2.6% Structured Credit 2.9% 1.2% Direct Origination 4.6% 15.2% Hybrid Hybrid Value 3.2% 6.7% Credit Strategies and Accord 6.0% 5.0% Equity Flagship Private Equity 5.1% 5.0% European Principal Finance 1.6% (0.4)% $2.30 +$0.27 $(0.06) $2.51 Net unrealized performance fees/other3 4Q'22 Net realized performance fees 1. CLOs are included within corporate credit. The 1Q'23 and LTM 1Q'23 gross returns for CLOs were 3.1% and 2.3%, respectively. CLO returns are calculated based on gross return on assets and exclude performance related to Redding Ridge. 2. Net Accrued Performance Fee Receivable represents the sum of performance allocations and incentive fees receivable, less profit sharing payable as reported on the consolidated statements of financial condition, and includes certain eliminations related to investments in consolidated funds and VIEs and other adjustments. 3. Net unrealized performance fees/other includes (i) unrealized performance fees, net of unrealized profit sharing expense and (ii) certain transaction related charges, and excludes general partner obligations to return previously distributed performance fees. 1Q'23 $1,380 $152 $(33) $1,499 ($ in millions, except per share amounts) Investment Performance Highlights and Net Accrued Performance Fees 16

• Deployed $160 million for opportunistic share repurchases in the first quarter, while continuing to execute repurchases to offset dilution from share issuances under equity incentive plans • Apollo returned a total of $1.3 billion of capital to shareholders in 2022, including $958 million for the base dividend and $319 million for opportunistic share repurchases, while strategically deploying $357 million of capital to invest in the future growth of the business HoldCo & Asset Management Summary Balance Sheet Highlights1 Financial Strength Ratings ($ in millions, except per share amounts) 4Q'22 1Q'23 Cash and cash equivalents $1,200 $1,254 U.S. Treasury securities, at fair value 709 419 Investments, net 2,282 2,347 Net accrued performance fees receivable2 1,380 1,499 Net clawback payable3 (34) (44) Debt (2,814) (2,814) Preferred stock4 (554) (554) Net Balance Sheet Value $2,169 $2,107 Net Balance Sheet Value per share $3.62 $3.53 Net Balance Sheet Value / AUM 0.40% 0.35% Adjusted Net Income Shares Outstanding 599 596 A / A2 / A- Apollo Asset Management rated by Fitch, Moody's, S&P A+ / A+ / A1 / A Athene5 rated by Fitch, S&P, Moody's, AM Best 1. Amounts presented are for Apollo Global Management, Inc. and consolidated subsidiaries, and excludes Athene, consolidated VIEs, and SPACs. 2. Net accrued performance fees receivable excludes profit sharing expected to be settled in the form of equity-based awards. 3. Net clawback payable includes general partner obligations to return previously distributed performance fees offset by clawbacks from certain employees and former employees for the potential return of profit sharing distributions. 4. Preferred stock refers to the 6.375% Series A preferred stock and 6.375% Series B preferred stock of Apollo Asset Management, Inc. 5. For Athene, represents financial strength ratings of Athene's primary insurance subsidiaries. Capital Strength 17 A / A2 / A- Apollo Global Management rated by Fitch, Moody's, S&P

Supplemental Details

($ in millions) Yield4 Hybrid Equity Total Beginning Balance $392,466 $56,410 $98,771 $547,647 Inflows2 51,071 3,158 2,540 56,769 Outflows3 (7,465) (1,026) (302) (8,793) Net Flows 43,606 2,132 2,238 47,976 Realizations (1,184) (659) (1,486) (3,329) Market Activity 3,182 1,072 1,181 5,435 Ending Balance $438,070 $58,955 $100,704 $597,729 Three Months Ended March 31, 2023 ($ in millions) Yield4 Hybrid Equity Total Beginning Balance $372,696 $53,740 $86,407 $512,843 Inflows2 117,889 11,702 24,799 154,390 Outflows3 (36,050) (2,060) (1,162) (39,272) Net Flows 81,839 9,642 23,637 115,118 Realizations (9,184) (5,574) (10,687) (25,445) Market Activity (7,281) 1,147 1,347 (4,787) Ending Balance $438,070 $58,955 $100,704 $597,729 Twelve Months Ended March 31, 2023 ($ in millions) Yield4 Hybrid Equity Total Beginning Balance $338,821 $26,113 $47,153 $412,087 Inflows2 34,774 2,289 1,762 38,825 Outflows3 (8,208) (261) (89) (8,558) Net Flows 26,566 2,028 1,673 30,267 Realizations (387) (156) (316) (859) Market Activity 3,237 496 (21) 3,712 Ending Balance $368,237 $28,481 $48,489 $445,207 Three Months Ended March 31, 2023 ($ in millions) Yield4 Hybrid Equity Total Beginning Balance $311,318 $23,501 $40,900 $375,719 Inflows2 100,118 9,276 20,211 129,605 Outflows3 (35,999) (3,525) (10,234) (49,758) Net Flows 64,119 5,751 9,977 79,847 Realizations (1,378) (1,443) (2,265) (5,086) Market Activity (5,822) 672 (123) (5,273) Ending Balance $368,237 $28,481 $48,489 $445,207 Twelve Months Ended March 31, 2023 Fee-Generating AUM Rollforward1 Total AUM Rollforward1 1. Inflows at the individual strategy level represent subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers. Outflows represent redemptions and other decreases in available capital. Realizations represent fund distributions of realized proceeds. Market activity represents gains (losses), the impact of foreign exchange rate fluctuations and other income. 2. 1Q'23 inflows for Yield AUM included $37 billion related to the launch of Atlas SP Partners following a substantial first close of the acquisition of the Securitized Products Group from Credit Suisse. 1Q'23 inflows for Yield FGAUM included $20 billion for a new investment agreement related to Atlas. 3. Included in the 1Q'23 outflows for Total AUM and FGAUM are $2.3 billion and $2.2 billion of redemptions, respectively. Included in the LTM outflows for Total AUM and FGAUM are $6.1 billion and $5.3 billion of redemptions, respectively. 4. As of 1Q'23, Yield AUM includes $27.7 billion of CLOs, $7.5 billion of which Apollo earns fees based on gross assets and $20.2 billion of which relates to Redding Ridge, from which Apollo earns fees based on net asset value. AUM Rollforward 19

(% of average net invested assets) 1Q'22 4Q'22 1Q'23 % Change vs. 1Q'22 LTM 1Q'22 LTM 1Q'23 % Change vs. LTM 1Q'22 Fixed income and other investment income, net 2.83% 3.76% 4.13% 130bps —% 3.54% NM Alternative investment income, net 16.61% 10.55% 6.12% NM —% 7.88% NM Net Investment Earnings 3.65% 4.19% 4.25% 60bps —% 3.81% NM Strategic capital management fees 0.03% 0.03% 0.03% 0bps —% 0.03% NM Cost of funds (1.81)% (2.37)% (2.45)% (64)bps —% (2.14)% NM Net Investment Spread 1.87% 1.85% 1.83% (4)bps —% 1.70% NM Other operating expenses (0.24)% (0.26)% (0.25)% (1)bp —% (0.25)% NM Interest and other financing costs (0.14)% (0.17)% (0.22)% (8)bps —% (0.17)% NM Net Spread 1.49% 1.42% 1.36% (13)bps —% 1.28% NM Normalization of alternative investment income to 11% (0.33)% 0.03% 0.30% NM —% 0.19% NM Other notable items1 —% 0.07% (0.05)% NM —% (0.02)% NM Normalized Net Spread2 1.16% 1.52% 1.61% 45bps —% 1.45% NM Normalized alternative investment income, net2 11.00% 11.00% 11.00% 0bps —% 11.00% NM Normalized net investment earnings2 3.32% 4.22% 4.55% 123bps —% 4.00% NM Normalized cost of funds2 (1.81)% (2.30)% (2.50)% (69)bps —% (2.16)% NM Normalized net investment spread2 1.54% 1.95% 2.08% 54bps —% 1.87% NM ($ in millions) Average net invested assets 181,398 195,804 201,600 11% — 194,387 NM Average net invested assets - fixed income 170,616 183,597 189,509 11% — 182,414 NM Average net invested assets - alternatives 10,782 12,207 12,091 12% — 11,973 NM Retirement Services Segment: Return on Asset View 1. Other notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 2. Normalized results reflect adjustments to exclude notable items and normalize alternative income to an 11% long-term return. 20

($ in millions) 1Q'23 LTM 1Q'23 Flows by Channel Retail $8,578 $26,120 Flow reinsurance 1,793 6,978 Funding agreements2 1,500 5,843 Pension group annuities 56 9,280 Gross organic inflows3 11,927 48,221 Gross inorganic inflows4 — — Total gross inflows 11,927 48,221 Gross outflows5 (6,879) (29,868) Net flows $5,048 $18,353 Flows attributable to Athene vs. ADIP Inflows attributable to Athene $11,896 $41,807 Inflows attributable to ADIP 31 6,414 Total gross inflows 11,927 48,221 Outflows attributable to Athene (5,531) (25,183) Outflows attributable to ADIP (1,348) (4,685) Total gross outflows $(6,879) $(29,868) ($ in millions) 1Q'23 Invested Assets Gross invested assets $247,673 Invested assets attributable to ADIP (40,924) Net invested assets1 206,749 21 Note: Flows attributable to ADIP are the proportionate share of flows associated with the noncontrolling interest. Footnotes 1-5 can be found in the end notes on page 36. 6. The format and methodology of this table was updated to provide additional information. Quarterly historical information since 1Q’21 is available in Apollo’s 1Q’23 financial supplement. 7. Represents outflows from funding agreements, pension group annuities, and multi-year guarantee fixed annuities (MYGA), all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 8. Represents outflows from fixed index annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 9. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 10. Represents outflows from policies that no longer have an active surrender charge in force. 11. Represents outflows from policies with an active surrender charge in force. 12. Outflow rate is calculated as outflows divided by Athene average net invested assets for the respective period, on an annualized basis. ($ in millions) 1Q'23 LTM 1Q'23 Outflows attributable to Athene by type6 Maturity-driven, contractual-based outflows7 $(1,717) $(7,328) Policyholder-driven outflows8 (3,814) (12,993) Income oriented withdrawals (planned)9 (1,766) (6,508) From policies out-of-surrender-charge (planned)10 (1,480) (4,874) From policies in-surrender-charge (unplanned)11 (568) (1,611) Core outflows (5,531) (20,321) Strategic reinsurance transaction — (4,862) Outflows attributable to Athene $(5,531) $(25,183) Annualized rate12 Maturity-driven, contractual-based outflows7 (3.4)% (3.8)% Policyholder-driven outflows8 (7.6)% (6.7)% Income oriented withdrawals (planned)9 (3.5)% (3.4)% From policies out-of-surrender-charge (planned)10 (3.0)% (2.5)% From policies in-surrender-charge (unplanned)11 (1.1)% (0.8)% Core outflows (11.0)% (10.5)% Strategic reinsurance transaction —% (2.5)% Outflows attributable to Athene (11.0)% (13.0)% Retirement Services Flows & Invested Assets • Strong quarterly inflows, with total outflows and policyholder-driven withdrawals remaining within historical range and inline with expectations • Second vintage of strategic third-party sidecar is expected to begin supporting Athene's organic growth on July 1, 2023, with 1H'23 business activity expected to be retroceded pro rata at that time

Share Reconciliation 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Total GAAP Common Stock Outstanding 570,353,554 571,028,097 572,670,634 570,276,188 567,394,604 Non-GAAP Adjustments: Vested RSUs 15,624,235 15,393,631 13,492,457 15,656,775 12,781,851 Unvested RSUs Eligible for Dividend Equivalents 14,386,357 14,097,587 14,181,682 12,827,921 16,301,241 Adjusted Net Income Shares Outstanding 600,364,146 600,519,315 600,344,773 598,760,884 596,477,696 1. Shares issued for acquisition represents the issuance of common stock in connection with the acquisition of Griffin's U.S. wealth distribution business and Griffin's U.S. asset management business in 2022. 2. Since January 1, 2022, the Company in its discretion has elected to repurchase 1.0 million shares of common stock for $61.1 million, to prevent dilution that would have resulted from the issuance of shares granted in connection with certain profit sharing arrangements. These repurchases are separate from the repurchase plan described in footnote 4 and accordingly are not reflected in the above share repurchase activity table. 3. Average cost reflects total capital used for share repurchases to date divided by the number of shares purchased. 4. Pursuant to a share repurchase program that was publicly announced on January 3, 2022, as amended on February 21, 2023, the Company is authorized to repurchase (i) up to an aggregate of $1.0 billion of shares of its common stock in order to opportunistically reduce its share count and (ii) up to an aggregate of $1.5 billion of shares of its common stock in order to offset the dilutive impact of share issuances under its equity incentive plans. The share repurchase program may be used to repurchase outstanding shares of common stock as well as to reduce shares that otherwise would have been issued to participants under the Company’s equity incentive plans in order to satisfy associated tax obligations. Share Activity 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Shares Issued to Employees 2,493,268 473,168 536,414 263,816 3,476,408 Shares Issued for Acquisition1 337,610 3,904,952 — 1,068 — Shares Repurchased2 # of Shares 5,048,931 4,282,795 730,058 2,809,255 8,996,685 Average Cost3 $64.45 $52.95 $58.24 $63.35 $68.89 Capital Utilized $325.4 million $226.8 million $42.5 million $178.0 million $619.8 million Share Repurchase Plan Authorization Remaining4 $2.17 billion $1.95 billion $1.91 billion $1.73 billion $1.11 billion Sharecount Reconciliation 22

Reconciliations and Disclosures

(in millions, except IRR) Vintage Year Total AUM Committed Capital Total Invested Capital Realized Value Remaining Cost Unrealized Value Total Value Gross IRR Net IRR Equity: Fund IX 2018 $ 33,959 $ 24,729 $ 19,508 $ 8,199 $ 15,113 $ 24,774 $ 32,973 38% 26 % Fund VIII 2013 9,831 18,377 16,523 21,790 5,279 6,859 28,649 15 11 Fund VII 2008 406 14,677 16,461 34,214 16 67 34,281 33 25 Fund VI 2006 367 10,136 12,457 21,136 405 — 21,136 12 9 Fund V 2001 62 3,742 5,192 12,724 120 — 12,724 61 44 Fund I, II, III, IV & MIA1 Various 10 7,320 8,753 17,400 — — 17,400 39 26 Traditional Private Equity Funds2 $ 44,635 $ 78,981 $ 78,894 $ 115,463 $ 20,933 $ 31,700 $ 147,163 39 24 EPF IV3 N/A 2,355 2,346 490 4 487 522 526 NM4 NM4 EPF III 2017 4,320 4,462 4,815 3,430 2,248 3,133 6,563 16 9 Total Equity $ 51,310 $ 85,789 $ 84,199 $ 118,897 $ 23,668 $ 35,355 $ 154,252 Hybrid: AIOF II 2021 $ 2,572 $ 2,542 $ 1,183 $ 299 $ 1,043 $ 1,174 $ 1,473 21% 17 % AIOF I 2018 432 897 802 1,050 176 213 1,263 24 18 HVF II 2022 4,582 4,592 2,322 16 2,311 2,349 2,365 NM4 NM4 HVF I 2019 3,613 3,238 3,594 3,368 1,556 1,881 5,249 24 19 Accord V5 2022 1,940 1,922 1,751 802 970 974 1,776 4 2 Accord I, II, III, III B & IV5 Various — 6,070 4,765 5,137 — — 5,137 22 17 Accord+ 2021 2,864 2,370 3,420 1,354 2,146 2,200 3,554 NM4 NM4 Total Hybrid $ 16,003 $ 21,631 $ 17,837 $ 12,026 $ 8,202 $ 8,791 $ 20,817 Investment Record as of March 31, 2023 24 1. The general partners and managers of Funds I, II and MIA, as well as the general partner of Fund III, were excluded assets in connection with the reorganization of the Company that occurred in 2007. As a result, Apollo did not receive the economics associated with these entities. The investment performance of these funds, combined with Fund IV, is presented to illustrate fund performance associated with Apollo’s investment professionals. 2. Total IRR is calculated based on total cash flows for all funds presented. 3. Vintage Year is not yet applicable as the fund has not had its final closing. 4. Data has not been presented as the fund’s effective date is less than 24 months prior to the period indicated and such information was deemed not meaningful. 5. Accord funds have investment periods shorter than 24 months, therefore Gross and Net IRR are presented after 12 months of investing.

($ in millions, except share amounts) 4Q'22 1Q'23 Assets Asset Management Cash and cash equivalents $1,201 $1,255 Restricted cash and cash equivalents 1,048 1,061 Investments 5,582 5,596 Assets of consolidated variable interest entities Cash and cash equivalents 110 123 Investments 2,369 1,763 Other assets 30 32 Due from related parties 465 464 Goodwill 264 264 Other assets 2,333 2,409 Retirement Services Cash and cash equivalents 7,779 13,844 Restricted cash and cash equivalents 628 1,148 Investments 172,488 176,466 Investments in related parties 23,960 26,764 Assets of consolidated variable interest entities Cash and cash equivalents 362 654 Investments 15,699 16,061 Other assets 112 111 Reinsurance recoverable 4,358 4,229 Deferred acquisition costs, deferred sales inducements and value of business acquired 4,466 4,836 Goodwill 4,058 4,061 Other assets 9,905 9,183 Total Assets $257,217 $270,324 GAAP Balance Sheet (Unaudited) 25

($ in millions, except share amounts) 4Q'22 1Q'23 Liabilities Asset Management Accounts payable, accrued expenses, and other liabilities $2,975 $3,189 Due to related parties 998 980 Debt 2,814 2,814 Liabilities of consolidated variable interest entities Notes payable 50 43 Other liabilities 1,899 1,252 Retirement Services Interest sensitive contract liabilities 173,616 181,100 Future policy benefits 42,110 42,490 Market risk benefits 2,970 3,203 Debt 3,658 3,650 Payables for collateral on derivatives and securities to repurchase 6,707 10,196 Other liabilities 3,213 2,831 Liabilities of consolidated variable interest entities Other liabilities 809 842 Total Liabilities 241,819 252,590 Redeemable non-controlling interests Redeemable non-controlling interests 1,032 1,042 Equity Common Stock, $0.00001 par value, 90,000,000,000 shares authorized, 567,394,604 and 570,276,188 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively — — Additional paid in capital 14,982 14,408 Retained earnings (accumulated deficit) (1,007) (172) Accumulated other comprehensive income (loss) (7,335) (6,162) Total Apollo Global Management, Inc. Stockholders' Equity 6,640 8,074 Non-controlling interests 7,726 8,618 Total Equity 14,366 16,692 Total Liabilities, Redeemable non-controlling interests and Equity $257,217 $270,324 GAAP Balance Sheet (Unaudited) - cont'd 26

($ in millions) 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $(401) $(1,637) $(563) $640 $1,010 Net income (loss) attributable to non-controlling interests (658) (969) (286) 367 528 GAAP Net income (loss) $(1,059) $(2,606) $(849) $1,007 $1,538 Income tax provision (benefit) (485) (381) (96) 223 253 GAAP Income (loss) before Income tax provision (benefit) $(1,544) $(2,987) $(945) $1,230 $1,791 Asset Management Adjustments: Equity-based profit sharing expense and other1 97 67 55 57 67 Equity-based compensation 56 37 46 46 52 Transaction-related charges2 (1) — (5) (36) (3) Merger-related transaction and integration costs3 18 18 14 20 7 (Gains) losses from changes in tax receivable agreement liability 14 — — 12 — Net (income) loss attributable to non-controlling interests in consolidated entities 649 960 277 (387) (523) Unrealized performance fees (445) 488 66 (111) (239) Unrealized profit sharing expense 191 (188) (19) 36 135 HoldCo interest and other financing costs 39 35 29 19 21 Unrealized principal investment (income) loss 82 (72) 128 38 (10) Unrealized net (gains) losses from investment activities and other (18) (139) 24 (11) 12 Retirement Services Adjustments: Investment (gains) losses, net of offsets 2,636 2,841 1,853 137 (397) Non-operating change in insurance liabilities and related derivatives (649) (290) (518) 24 135 Integration, restructuring and other non-operating expenses 34 33 37 29 29 Equity-based compensation expense 12 13 15 16 16 Segment Income $1,171 $816 $1,057 $1,119 $1,093 HoldCo interest and other financing costs (39) (35) (29) (19) (21) Taxes and related payables (215) (205) (178) (197) (227) Adjusted Net Income $917 $576 $850 $903 $845 Normalization of alternative investment income to 11% (151) 135 82 14 148 Other notable items — (16) (42) 35 (25) Tax impact of normalization and other notable items 32 (25) (8) (10) (26) Adjusted Net Income - Normalized $798 $670 $882 $942 $942 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 3. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. Reconciliation of GAAP to Non-GAAP Financial Measures 27

Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 2022 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $168 $134 $403 $616 $(42) $807 $120 $1,802 $(1,961) Preferred dividends — — — 14 32 37 37 37 — Net income (loss) attributable to non-controlling interests 562 216 567 814 29 693 310 2,428 (1,546) GAAP Net income (loss) $730 $350 $970 $1,444 $19 $1,537 $467 $4,267 $(3,507) Income tax provision (benefit) 147 27 91 326 86 (129) 86 594 (739) GAAP Income (loss) before Income tax provision (benefit) $877 $377 $1,061 $1,770 $105 $1,408 $553 $4,861 $(4,246) Asset Management Adjustments: Equity-based profit sharing expense and other1 — 1 3 7 91 96 129 146 276 Equity-based compensation 105 62 63 65 68 71 68 80 185 Preferred dividends — — — (14) (32) (37) (37) (37) — Transaction-related charges2 34 39 55 17 (6) 49 39 35 (42) Merger-related transaction and integration costs3 — — — — — — — 67 70 Charges associated with corporate conversion — — — — — 22 4 — — (Gains) losses from changes in tax receivable agreement liability (32) — (3) (200) (35) 50 (12) (10) 26 Net (income) loss attributable to non-controlling interests in consolidated entities (157) (21) (6) (9) (32) (31) (118) (418) 1,499 Unrealized performance fees 1,348 358 (511) (689) 783 (435) (35) (1,465) (2) Unrealized profit sharing expense (517) (137) 180 226 (275) 208 33 649 20 One-time equity-based compensation charges4 — — — — — — — 949 — HoldCo interest and other financing costs 19 27 39 59 69 98 154 170 122 Unrealized principal investment (income) loss 22 13 (65) (95) 62 (88) (62) (222) 176 Unrealized net (gains) losses from investment activities and other (260) (79) (139) (95) 193 (135) 421 (2,431) (144) Retirement Services Adjustments: Investment (gains) losses, net of offsets — — — — — — — — 7,467 Non-operating change in insurance liabilities and related derivatives — — — — — — — — (1,433) Integration, restructuring and other non-operating expenses — — — — — — — — 133 Equity-based compensation expense — — — — — — — — 56 Segment Income $1,439 $640 $677 $1,042 $991 $1,276 $1,137 $2,374 $4,163 HoldCo interest and other financing costs (19) (27) (39) (59) (69) (98) (154) (170) (122) Taxes and related payables (74) (10) (10) (26) (44) (62) (90) (172) (795) Adjusted Net Income $1,346 $603 $628 $957 $878 $1,116 $893 $2,032 $3,246 Normalization of alternative investment income to 11% — — — — — — — — 80 Other notable items — — — — — — — — 3 Tax impact of normalization and other notable items — — — — — — — — (17) Adjusted Net Income - Normalized $— $— $— $— $— $— $— $— $3,312 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 28 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 3. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 4. Includes one-time equity-based compensation expense and associated taxes related to the Company’s compensation structure reset.

($ in millions) 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 LTM 1Q'22 LTM 1Q'23 Total Consolidated Revenues (GAAP) $ 862 $ 2,286 $ 2,979 $ 4,841 $ 5,301 $ 4,518 $ 15,407 Retirement services revenue (GAAP) 247 (1,994) (2,502) (3,950) (4,265) 247 (12,711) Equity awards granted by unconsolidated related parties, reimbursable expenses and other (41) (38) (37) (66) (69) (149) (210) Adjustments related to consolidated funds and VIEs 76 (5) (2) 5 (1) 180 (3) Performance fees (571) 336 (27) (336) (401) (2,229) (428) Principal investment income (172) (129) 68 26 (39) (451) (74) Retirement services management fees 182 181 192 209 216 182 798 Total Asset Management Fee Related Revenue $ 583 $ 637 $ 671 $ 729 $ 742 $ 2,298 $ 2,779 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 29 ($ in millions) 4Q'22 1Q'23 Investments, at fair value $ 1,320 $ 1,352 Equity method investments 979 1,019 Other1 (17) (24) Investments, net $ 2,282 $ 2,347 ($ in millions) 4Q'22 1Q'23 Performance allocations $ 2,574 $ 2,806 Incentive fees receivable2 11 14 Profit sharing payable2 (1,392) (1,513) Other1 187 192 Net Accrued Performance Fee Receivable $ 1,380 $ 1,499 ($ in millions) 4Q'22 1Q'23 Investments, at fair value $ 1,320 $ 1,352 Equity method investments 979 1,019 Performance allocations 2,574 2,806 U.S. Treasury securities, at fair value 709 419 Total GAAP Investments – Asset Management $ 5,582 $ 5,596 1. Other primarily includes adjustments related to consolidated funds and VIEs. Other also includes amounts related to certain profit sharing arrangements between investments, net and net accrued performance fee receivable. 2. Incentive fees receivable and Profit sharing payable are included within Due from related parties and Accounts payable, accrued expenses, and other liabilities, respectively, on the GAAP Balance Sheet.

Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 Net income available to Athene Holding Ltd. common shareholders $ 471 $ 579 $ 773 $ 1,358 $ 1,053 $ 2,136 $ 1,446 $ 3,718 Preferred stock dividends — — — — — 36 95 141 Net income (loss) attributable to noncontrolling interest 15 16 — — — 13 380 (59) Net income $ 486 $ 595 $ 773 $ 1,358 $ 1,053 $ 2,185 $ 1,921 $ 3,800 Income tax expense (benefit) 53 — (61) 106 122 117 285 386 Income before income tax $ 539 $ 595 $ 712 $ 1,464 $ 1,175 $ 2,302 $ 2,206 $ 4,186 Investment gains (losses), net of offsets 152 (56) 47 199 (274) 994 733 1,024 Non-operating change in insurance liabilities and related derivatives, net of offsets (28) (30) 67 230 242 (65) (235) 692 Integration, restructuring and other non-operating expenses (279) (58) (22) (68) (22) (70) (10) (124) Stock compensation expense (148) (67) (84) (45) (26) (27) (25) (38) Preferred stock dividends — — — — — 36 95 141 Noncontrolling interests - pre-tax income (loss) 15 16 — — — 13 393 (18) Less: Total adjustments to income before income taxes (288) (195) 8 316 (80) 881 951 1,677 Spread related earnings $ 827 $ 790 $ 704 $ 1,148 $ 1,255 $ 1,421 $ 1,255 $ 2,509 Normalization of alternative investment income to 11%, net of offsets 52 127 99 59 91 37 152 (609) Other notable items — (24) 158 (146) 34 5 (40) (52) Normalized spread related earnings $ 879 $ 893 $ 961 $ 1,061 $ 1,380 $ 1,463 $ 1,367 $ 1,848 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 30

($ in millions) 1Q'23 Investment funds, including related parties and VIEs $ 14,552 Equity securities 469 CLO and ABS equities included in trading securities 229 Investment funds within funds withheld at interest 1,142 Royalties 15 Net assets of the VIE, excluding investment funds (2,398) Unrealized (gains) losses 43 ACRA noncontrolling interest (1,860) Other assets (89) Total adjustments to arrive at net alternative investments (2,449) Net alternative investments $ 12,103 ($ in millions) 1Q'23 Total investments, including related parties $ 203,230 Derivative assets (3,956) Cash and cash equivalents (including restricted cash) 14,992 Accrued investment income 1,458 Net receivable (payable) for collateral on derivatives (1,909) Reinsurance funds withheld and modified coinsurance 942 VIE and VOE assets, liabilities and noncontrolling interest 12,799 Unrealized (gains) losses 19,782 Ceded policy loans (175) Net investment receivables (payables) 39 Allowance for credit losses 521 Other investments (50) Total adjustments to arrive at gross invested assets 44,443 Gross invested assets $ 247,673 ACRA noncontrolling interest (40,924) Net invested assets $ 206,749 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 31

Apollo discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“Non-GAAP”): • “Segment Income”, or “SI”, is the key performance measure used by management in evaluating the performance of the asset management, retirement services, and principal investing segments. Management uses Segment Income to make key operating decisions such as the following: ▪ decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; ▪ decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; ▪ decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and ▪ decisions related to the amount of earnings available for dividends to Common Stockholders and holders of RSUs that participate in dividends. Segment Income is the sum of (i) Fee Related Earnings, (ii) Spread Related Earnings, and (iii) Principal Investing Income. Segment Income excludes the effects of the consolidation of any of the related funds and SPACs, HoldCo interest and other financing costs not attributable to any specific segment, Taxes and Related Payables, transaction-related charges and any acquisitions. Transaction-related charges includes equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions, and restructuring charges. In addition, Segment Income excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements. • “Adjusted Net Income” or “ANI” represents Segment Income less HoldCo interest and other financing costs and estimated income taxes. Income taxes on FRE and PII represents the total current corporate, local, and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. Income taxes on FRE and PII excludes the impacts of deferred taxes and the remeasurement of the tax receivable agreement, which arise from changes in estimated future tax rates. For purposes of calculating the Adjusted Net Income tax rate, Segment Income is reduced by HoldCo interest and financing costs. Certain assumptions and methodologies that impact the implied FRE and PII income tax provision are similar to those used under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP relating to transaction related charges, equity-based compensation, and tax deductible interest expense are taken into account for the implied tax provision. Income Taxes on SRE represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Management believes the methodologies used to compute income taxes on FRE, SRE, and PII are meaningful to each segment and increases comparability of income taxes between periods. • “Fee Related Earnings”, or “FRE”, is a component of Segment Income that is used to assess the performance of the Asset Management segment. FRE is the sum of (i) management fees, (ii) capital solutions and other related fees, (iii) fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments and (iv) other income, net, less (a) fee- related compensation, excluding equity-based compensation, (b) non-compensation expenses incurred in the normal course of business, (c) placement fees and (d) non-controlling interests in the management companies of certain funds the Company manages. • “Spread Related Earnings”, or “SRE” is a component of Segment Income that is used to assess the performance of the Retirement Services segment, excluding certain market volatility and certain expenses related to integration, restructuring, equity-based compensation, and other expenses. For the Retirement Services segment, SRE equals the sum of (i) the net investment earnings on Athene’s net invested assets and (ii) management fees received on business managed for others, primarily the ADIP portion of Athene's business ceded to ACRA, less (x) cost of funds, (y) operating expenses excluding equity-based compensation and (z) financing costs including interest expense and preferred dividends, if any, paid to Athene preferred stockholders. • “Principal Investing Income”, or “PII” is a component of Segment Income that is used to assess the performance of the Principal Investing segment. For the Principal Investing segment, PII is the sum of (i) realized performance fees, including certain realizations received in the form of equity, (ii) realized investment income, less (x) realized principal investing compensation expense, excluding expense related to equity-based compensation, and (y) certain corporate compensation and non-compensation expenses. Definitions & Non-GAAP Financial Information 32

• “Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. AUM equals the sum of: 1. the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the yield and certain hybrid funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in yield, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain hybrid funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any Apollo Fund management agreements. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in its funds; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. • “Fee-Generating AUM” or “FGAUM” consists of assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services and on which we earn management fees, monitoring fees or other investment-related fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage or advise, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in Fee-Generating AUM. • “Performance Fee-Eligible AUM” or “PFEAUM” refers to the AUM that may eventually produce performance fees. All funds for which we are entitled to receive a performance fee allocation or incentive fee are included in Performance Fee-Eligible AUM, which consists of the following: • “Performance Fee-Generating AUM”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services, that is currently above its hurdle rate or preferred return, and profit of such funds, partnerships and accounts is being allocated to, or earned by, the general partner in accordance with the applicable limited partnership agreements or other governing agreements; • “AUM Not Currently Generating Performance Fees”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is currently below its hurdle rate or preferred return; and • “Uninvested Performance Fee-Eligible AUM”, which refers to capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is available for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements, which capital is not currently part of the NAV or fair value of investments that may eventually produce performance fees allocable to, or earned by, the general partner. Definitions & Non-GAAP Financial Information - cont'd 33

• “ACRA” refers to Athene Co-Invest Reinsurance Affiliate Holding Ltd, together with its subsidiaries, and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd, together with its subsidiaries. • “ADIP” refers to Apollo/Athene Dedicated Investment Program, a fund managed by Apollo including third-party capital that, through ACRA, invests alongside Athene in certain investments. • "Adjusted Net Income Shares Outstanding" or "ANI Shares Outstanding" consists of total shares of Common Stock outstanding and RSUs that participate in dividends. • “Appreciation (depreciation)” of flagship private equity and hybrid value funds refers to gain (loss) and income for the periods presented on a total return basis before giving effect to fees and expenses. The performance percentage is determined by dividing (a) the change in the fair value of investments over the period presented, minus the change in invested capital over the period presented, plus the realized value for the period presented, by (b) the beginning unrealized value for the period presented plus the change in invested capital for the period presented. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “Athene” refers to Athene Holding Ltd. (together with its subsidiaries, “Athene”), a subsidiary of the Company and a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs, and to which Apollo, through its consolidated subsidiary Apollo Insurance Solutions Group LP (formerly known as Athene Asset Management LLC) (“ISG”), provides asset management and advisory services. • “Athora” refers to a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (collectively, the “Athora Accounts”). • “Capital solutions fees and other, net” primarily includes transaction fees earned by Apollo Capital Solutions ("ACS") related to underwriting, structuring, arrangement and placement of debt and equity securities, and syndication for funds managed by Apollo, portfolio companies of funds managed by Apollo, and third parties. Capital solutions fees and other, net also includes advisory fees for the ongoing monitoring of portfolio operations and directors' fees. These fees also include certain offsetting amounts including reductions in management fees related to a percentage of these fees recognized ("management fee offset") and other additional revenue sharing arrangements. • “Cost of Funds” includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. While we believe cost of funds is a meaningful financial metric and enhances the understanding of the underlying profitability drivers of our retirement services business, it should not be used as a substitute for total benefits and expenses presented under U.S. GAAP. • “Debt Origination” represents (i) capital that has been invested in new debt or debt like investments by Apollo's yield and hybrid strategies (whether purchased by Apollo funds and accounts, or syndicated to third parties) where Apollo or one of Apollo's platforms has sourced, negotiated, or significantly affected the commercial terms of the investment; (ii) new capital pools formed by debt issuances, including CLOs and (iii) net purchases of certain assets by the funds and accounts we manage that we consider to be private, illiquid, and hard to access assets and which the funds and accounts otherwise may not be able to meaningfully access. Debt origination generally excludes any issuance of debt or debt like investments by the portfolio companies of the funds we manage. • “Dry Powder” represents the amount of capital available for investment or reinvestment subject to the provisions of the applicable limited partnership agreements or other governing agreements of the funds, partnerships and accounts we manage. Dry powder excludes uncalled commitments which can only be called for fund fees and expenses and commitments from perpetual capital vehicles. • “FRE Compensation Ratio” is calculated as fee-related compensation divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “FRE Margin” is calculated as Fee Related Earnings divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “Gross Capital Deployment” represents the gross capital that has been invested by the funds and accounts we manage during the relevant period, but excludes certain investment activities primarily related to hedging and cash management functions at the firm. Gross Capital Deployment is not reduced or netted down by sales or refinancings, and takes into account leverage used by the funds and accounts we manage in gaining exposure to the various investments that they have made. • "Gross IRR" of accord series and the European principal finance funds represents the annualized return of a fund based on the actual timing of all cumulative fund cash flows before management fees, performance fees allocated to the general partner and certain other expenses. Calculations may include certain investors that do not pay fees. The terminal value is the net asset value as of the reporting date. Non-U.S. dollar denominated (“USD”) fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • "Gross IRR" of a traditional private equity or hybrid value fund represents the cumulative investment-related cash flows (i) for a given investment for the fund or funds which made such investment, and (ii) for a given fund, in the relevant fund itself (and not any one investor in the fund), in each case, on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on March 31, 2023 or other date specified) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, performance fees and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. 34 Definitions & Non-GAAP Financial Information - cont'd

• "Gross IRR" of infrastructure funds represents the cumulative investment-related cash flows in the fund itself (and not any one investor in the fund), on the basis of the actual timing of cash inflows and outflows (for unrealized investments assuming disposition on March 31, 2023 or other date specified) starting on the date that each investment closes, and the return is annualized and compounded before management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. Non- USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross Return” of a yield fund, European Principal Finance, Credit Strategies and Accord is the monthly or quarterly time-weighted return that is equal to the percentage change in the value of a fund’s portfolio, adjusted for all contributions and withdrawals (cash flows) before the effects of management fees, incentive fees allocated to the general partner, or other fees and expenses. Returns for these categories are calculated for all funds and accounts in the respective strategies excluding assets for Athene, Athora and certain other entities where Apollo manages or may manage a significant portion of the total company assets. Returns of CLOs represent the gross returns on assets. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “HoldCo” refers to Apollo Global Management, Inc. • “Inflows” within the Asset Management segment represents (i) at the individual strategy level, subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers, and (ii) on an aggregate basis, the sum of inflows across the yield, hybrid and equity strategies. • "MidCap Financial" refers to MidCap FinCo Designated Activity Company • “Net Invested Assets” represents the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which is used to analyze the profitability of Athene’s investment portfolio. Net invested assets includes (a) total investments on the statements of financial condition, with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). Athene includes the underlying investments supporting its assumed funds withheld and modco agreements in its net invested assets calculation in order to match the assets with the income received. Athene believes the adjustments for reinsurance provide a view of the assets for which it has economic exposure. Net invested assets includes Athene’s proportionate share of ACRA investments, based on Athene’s economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Net invested assets are averaged over the number of quarters in the relevant period to compute a net investment earned rate for such period. While Athene believes net invested assets is a meaningful financial metric and enhances the understanding of the underlying drivers of its investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under U.S. GAAP. • “Net Investment Earned Rate” is computed as the income from Athene's net invested assets divided by the average net invested assets, for the relevant period. • “Net Investment Spread” measures Athene's investment performance plus its strategic capital management fees, less its total cost of funds. Net investment earned rate is a key measure of Athene's investment performance while cost of funds is a key measure of the cost of its policyholder benefits and liabilities. • "Net IRR" of accord series and the European principal finance funds represents the annualized return of a fund after management fees, performance fees allocated to the general partner and certain other expenses, calculated on investors that pay such fees. The terminal value is the net asset value as of the reporting date. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of a traditional private equity or the hybrid value funds represents the gross IRR applicable to a fund, including returns for related parties which may not pay fees or performance fees, net of management fees, certain expenses (including interest incurred or earned by the fund itself) and realized performance fees all offset to the extent of interest income, and measures returns at the fund level on amounts that, if distributed, would be paid to investors of the fund. The timing of cash flows applicable to investments, management fees and certain expenses, may be adjusted for the usage of a fund’s subscription facility. To the extent that a fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner of such fund, thereby reducing the balance attributable to fund investors. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of infrastructure funds represents the fund (and not any one investor in the fund), on the basis of the actual timing of cash inflows received from and outflows paid to investors of the fund (assuming the ending net asset value as of March 31, 2023 or other date specified is paid to investors), excluding certain non-fee and non-performance fee bearing parties, and the return is annualized and compounded after management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns to investors of the fund as a whole. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. 35 Definitions & Non-GAAP Financial Information - cont'd

• "Net Return" of a total return yield fund or the hybrid credit hedge fund represents the gross return after management fees, performance fees allocated to the general partner, or other fees and expenses. Returns over multiple periods are calculated by geometrically linking each period’s return over time. Net return and net ROE do not represent the return to any fund investor. • “Other operating expenses” within the Principal Investing segment represents expenses incurred in the normal course of business and includes allocations of non-compensation expenses related to managing the business. • “Other operating expenses” within the Retirement Services segment represents expenses incurred in the normal course of business inclusive of compensation and non-compensation expenses. • “Perpetual capital” refers to assets under management of certain vehicles with an indefinite duration, which assets may only be withdrawn under certain conditions or subject to certain limitations, including satisfying required hold periods or percentage limits on the amounts that may be redeemed over a particular period. The investment management, advisory or other service agreements with our perpetual capital vehicles may be terminated under certain circumstances. • “PII Compensation Ratio” is calculated as Principal investing compensation divided by the sum of realized performance fees and realized investment income. • “Principal investing compensation” within the Principal Investing segment represents realized performance compensation, distributions related to investment income and dividends, and includes allocations of certain compensation expenses related to managing the business. • “Realized Value” refers to all cash investment proceeds received by the relevant Apollo fund, including interest and dividends, but does not give effect to management fees, expenses, incentive compensation or performance fees to be paid by such Apollo fund. • “Redding Ridge” refers to Redding Ridge Asset Management, LLC and its subsidiaries, which is a standalone, self-managed asset management business established in connection with risk retention rules that manages CLOs and retains the required risk retention interests. • “Remaining Cost” represents the initial investment of the fund in a portfolio investment, reduced for any return of capital distributed to date on such portfolio investment. • “Total Invested Capital” refers to the aggregate cash invested by the relevant Apollo fund and includes capitalized costs relating to investment activities, if any, but does not give effect to cash pending investment or available for reserves and excludes amounts, if any, invested on a financed basis with leverage facilities. • “Total Value” represents the sum of the total Realized Value and Unrealized Value of investments. • “Unrealized Value” refers to the fair value consistent with valuations determined in accordance with GAAP, for investments not yet realized and may include payments in kind, accrued interest and dividends receivable, if any, and before the effect of certain taxes. In addition, amounts include committed and funded amounts for certain investments. • “Vintage Year” refers to the year in which a fund’s final capital raise occurred, or, for certain funds, the year of a fund’s effective date or the year in which a fund’s investment period commences pursuant to its governing agreements. 36 Endnotes Retirement Services Flows & Invested Assets 1. Net invested assets are a component of Apollo’s total AUM reported under the Asset Management segment and should not be viewed as additive to total AUM disclosed previously. Refer to reconciliation of GAAP to Non- GAAP measures pages 27 to 31 for additional reconciliation to Athene’s presentation of non-GAAP measures. 2. Funding agreements are comprised of funding agreements issued under Athene's FABN and FABR programs, funding agreements issued to the FHLB, and long term repurchase agreements. 3. Gross organic inflows equal inflows from retail, flow reinsurance and institutional channels. Gross organic inflows include all inflows sourced by Athene, including all of the inflows reinsured to ADIP. 4. Gross inorganic inflows represents acquisitions and block reinsurance transactions. Flows attributable to ADIP are the proportionate share of flows associated with the noncontrolling interest. 5. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, funding agreement repurchases and maturities and ceded reinsurance. Definitions & Non-GAAP Financial Information - cont'd

Forward-Looking Statements In this presentation, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, or as the context may otherwise require. This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to inflation, market conditions and interest rate fluctuations generally, the impact of COVID-19, the impact of energy market dislocation, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, the accuracy of management’s assumptions and estimates, our dependence on certain key personnel, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, and litigation risks, among others. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in our annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other filings with the SEC. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation does not constitute an offer of any Apollo fund. 37